Exhibit 99.2
Exhibit 99.2

PURE CYCLE CORPORATION PAGE 2

MARK W. HARDING President, CEO, and Director Mark is an exceptional leader who has significantly shaped Pure Cycle's success. Under his 36-year tenure, the company has successfully acquired over $160 million in water and land interests. His vision and strategic acumen have been instrumental in the company's growth and impact. MARC SPEZIALY VP, CFO, Principal Accounting Officer, Principal Financial Officer Marc brings over 20 years of financial expertise. He manages our financial operations and single-family rentals. Marc obtained his bachelor's degree in Accounting and Finance from the University of San Francisco and is a licensed Certified Public Accountant. RACHELLE BEAUDRY Head of Marketing BRENT BROUILLARD Vice President, Engineering Brent Brouillard, Vice President of Engineering at Pure Cycle since 2017, oversees the planning, design, and operation of water and wastewater systems in the Denver-Metro area. A licensed Professional Engineer with fifteen years’ experience, he holds degrees in Civil Engineering and Hydrology from the University of Wyoming and Colorado School of Mines. DIRK LASHNITS Vice President, Land Development Dirk is a seasoned leader with a Civil Engineering background and over two decades of local land development experience. He skillfully guides land development, entitlements, and construction, playing a vital role in advancing corporate objectives, risk management, and project success. PURE CYCLE CORPORATION PAGE 3 Management Team

PURE CYCLE CORPORATION PAGE 4 BOARD OF DIRECTORS Mark W. Harding Patrick J. Beirne Susan D. Heitmann Wanda J. Abel Daniel R. Kozlowski Frederick A. Fendel III President and CEO Chair of the Board Director and Chair of the Audit Committee Jeffrey G. Sheets Director Director Director and Chair of the Compensation Committee Director and Chair of the Nominating and Governance Committee Daniel J. Roller Director and Chair of the Capital Allocation Committee

INVESTMENT SNAPSHOT PURE CYCLE CORPORATION PAGE 5 Pure Cycle has posted net income for six consecutive years, demonstrating a durable and resilient earnings model. Revenues from water and wastewater utilities, rental income, and service fees underwrite financial predictability. As of Q2 ‘26, $11.6M in cash and restricted cash. $56.3M Note Receivable enabling flexibility in capital allocation decisions. Phases 1 & 2 development of approximately 1,500 lots across multiple years ensures revenue continuity into FY26 and beyond. 27 Straight Profitable Quarters Recurring Revenue Base Sky Ranch Development Visibility Capital Position & Liquidity

2nd Quarter Results PURE CYCLE CORPORATION PAGE 6 CONSOLIDATED METRICS Q2 2026 results reflect higher revenue and gross profit driven primarily by accelerated finished lot deliveries, with revenue recognition shifting into the quarter due to an unseasonably warm and dry winter. $3,197 $3,995 $5,169 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q2 2024 Q2 2025 Q2 2026 QoQ Q2 Revenue Revenue $1,777 $1,527 $2,784 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q2 2024 Q2 2025 Q2 2026 QoQ Q2 Gross Profit Gross Profit

PURE CYCLE CORPORATION PAGE 7 CONSOLIDATED METRICS Q2 2026 net income increased approximately 37% to $1.1 million, with EPS equal to $0.05, reflecting higher profitability period over period. $118 $809 $1,105 $- $200 $400 $600 $800 $1,000 $1,200 Q2 2024 Q2 2025 Q2 2026 QoQ Q2 Net Income Net Income $0.005 $0.03 $0.05 $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $0.06 Q2 2024 Q2 2025 Q2 2026 QoQ Q2 EPS EPS 2nd Quarter Results

YEAR TO DATE RESULTS PURE CYCLE CORPORATION PAGE 8 CONSOLIDATED METRICS As of Q2 2026, approximately 49% of the full-year revenue guidance and 47% of the gross profit forecast have been achieved. This compares favorably to prior years, reflecting stronger early-year contribution driven by the timing of finished lot deliveries. $26,087 $14,304 $14,855 $29,159 2025 2026 REVENUE Actual to Date Remaining Forecast Total Forecast $16,030 $9,035 $10,239 $19,274 2025 2026 GROSS PROFIT Actual to Date Forecast Remaining Total Forecast

YEAR TO DATE RESULTS PURE CYCLE CORPORATION PAGE 9 CONSOLIDATED METRICS As of Q2 2026, approximately 46% of the full-year net income and 47% of the EPS guidance have been achieved, representing a stronger early-year contribution compared to FY 2025, when earnings were more back-half weighted. $13,110 $5,670 $6,534 $12,204 2025 2026 NET INCOME Actual to Date Remaining Forecast Total Forecast $0.54 $0.24 $0.27 $0.51 2025 2026 BASIC EPS Actual to Date Total Total Forecast

Water Utilities

Base utility fees and service charges add steady income, smoothing quarterly earnings volatility Industrial water sales to oil & gas operations generate incremental, high-margin income tied to drilling and fracking, further strengthening the return on Pure Cycle’s water assets Incremental taps deliver high-margin contribution as infrastructure investment outpaced tap connections WATER & WASTEWATER SEGMENT PERFORMANCE PURE CYCLE CORPORATION PAGE 11 DOMESTIC INDUSTRIAL CONNECTIONS

WATER REVENUE PURE CYCLE CORPORATION PAGE 12 CONSOLIDATED METRICS - 1,000 2,000 3,000 4,000 5,000 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 WATER UTILITY CUSTOMER GROWTH Actual Projected $677 $913 $1,003 $3,425 $886 $1,138 $581 $3,592 $3,296 $4,683 $5,391 $5,437 YTD 2024 YTD 2025 YTD 2026 WATER REVENUES BY TYPE (000S) Recurring W/WW O&G Tap Fees 22% Customer CAGR Avg Customer Annual Revenue $1,500 Recurring water and wastewater revenue increased approximately 16% from 6mo 2024 to 6mo 2026, demonstrating consistent growth in the core utility business. Water segment revenues remain strong consisting of tap fee revenue from multiple phases of Sky Ranch being delivered as well as increased demand for Industrial water sales due to drilling in our service area. This combination supports a growing recurring base while capturing near-term value from system expansion.

PURE CYCLE CORPORATION PAGE 13 $2,647 $5,550 $939 $1,138 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 FY 2023 FY 2024 FY 2025 FY 2026 Oil and Gas Water Sales by Quarter (in 000s) 6 mo FY 26  > 250 WELLS DRILLED TO DATE  OIL RIG CAN DRILL 60 WELLS PER YEAR  WE CAN PROVIDE WATER TO MORE THAN 200 SQUARE MILES IN ADAMS & ARAPAHOE COUNTIES  AVERAGE $250,000 OF WATER SALES PER WELL WE PROVIDE RAW WATER TO O&G OPERATORS FOR DRILLING Oil and gas water sales are driven by drilling activity and can vary meaningfully year to year. While volumes declined in FY 2025 and early FY 2026 due to reduced drilling, activity has resumed with a dedicated rig to Lowry through the remainder of 2026 and strong oil prices bolstering the remaining year’s activity.

PURE CYCLE CORPORATION PAGE 14 We continue to invest in our systems with a current book value of $59.8M which can produce over 3.0M gallons of water per day. We estimate our portfolio can serve approximately 60,000 connections, generating approximately $2.3 billion in revenues based on current rates. To date, we have added around 1,695 connections, representing 2.8% of our overall capacity. 95.5% 2.3% 2.8% 4.5% PORTFOLIO CAPACITY At Buildout Current Remaining Capacity Sold To Date CAPACITY AND PRODUCTION 0% 20% 40% 60% 80% 100% 418 2577 Acre Feet Production Q2-2026 AF Used AF Available

Land Development

PURE CYCLE CORPORATION PAGE 16 LAND DEVELOPMENT Phase 2D: 204 Lots: 78% complete by Q2 2026; $7.5M milestone payments received, $13.4M remaining for FY26. Visibility into FY27: Land development continuing as final 2D and 2E milestones are completed. FY2026 continued Lot Production: Phase 2E – 159 lots grading to start Q3 for lot deliveries in FY’27. Phase 2C: 228 Lots: 91% complete by Q2 2026; all $18.3M revenue payments received.

PURE CYCLE CORPORATION PAGE 17 LAND DEVELOPMENT REVENUE $3,531 $4,114 $8,586 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 YTD 2024 YTD 2025 YTD 2026 YTD Total Land Development Revenue (000s) $477 $1,160 Lot Revenue Contribution by Phase Q2 2026 (000s) Phase 2B Phase 2C Phase 2D Land development revenue increased significantly in the first 6 months of FY 2026, driven by higher finished lot deliveries. Revenue was primarily generated from Phase 2D, with some landscaping completion in Phase 2C, reflecting the continued progression of Phase 2 development. Period-over-period land development revenue increased to $8.6 million, up materially from prior-year periods due to delivery timing.

PHASE 2A

229 Lots

+$18.4M Lot Revenue
+$6.3M Tap Fees
+$300K/yr SFR Rents
+$343K/yr W/WW Sales


2A


2B

PHASE 2B

211 Lots

+$17.3M Lot Revenue
+$7.3M Tap Fees
+$510K/yr SFR Rents
+$316K/yr W/WW Sales

PHASE 2C

228 Lots

+$18.3M Lot Revenue
+$8.6M Tap Fees
+$870K/yr SFR Rents
+$342K/yr W/WW Sales


2C


2D

PHASE 2D

204 Lots

+$21.0M Lot Revenue
+$8.1M Tap Fees
+$60K/yr SFR Rents
+$306K/yr W/WW Sales

PAGE 18

PURE CYCLE CORPORATION PAGE 19 LAND DEVELOPMENT TIMELINE Our land development continues to advance on schedule across Phases 2C through 2E. Phase 2C is now substantially complete, Phase 2D is well underway with wet utilities finished in the first half of fiscal 2026, and Phase 2E is entering the entitlement and grading phase, setting up continued lot deliveries through 2027.

PHASE 2E 159 Lots PURE CYCLE CORPORATION PAGE 20 This phase will add an estimated • $14M Lot Revenue • $4.3M Tap Fees • $240K/yr W/WW Sales

Pg. 21 GROUNDBREAKING ON HIGH SCHOOL PURE CYCLE CORPORATION PAGE 21

PURE CYCLE CORPORATION Pg. PAGE 2222 Lowry Ranch Service Area Lowry Ranch Service Area Development Encroachment To Lowry Ranch

Single-Family Rentals

PURE CYCLE CORPORATION PAGE 24 SFR Strategy Update: Measured Growth Approach What Changed • Reduced number of homes retained for SFRs in Sky Ranch • Increased selectivity on new SFR investments • Adjusted pacing of future SFR phases • SFR remains a strategic component of the development mix • Ability to shift between build-to-rent and for-sale as conditions warrant • Preserves balance sheet strength while maintaining upside exposure Going Forward • Maintain flexibility in capital allocation • Elevated uncertainty on Institutional Ownership • Focus on highest return opportunities Why It Changed

PURE CYCLE CORPORATION PAGE 25 Segment Performance – Single-Family Rentals • 19 Homes Completed - Rental units built at Sky Ranch now fully leased, generating stable recurring income. • 39 Additional Homes Under Contract - Next phase of single-family rentals progressing, with occupancy expected through FY2026. • Steady Rental Income Stream - Rentals complement tap fees and land sales, creating diversification across revenue types.

PURE CYCLE CORPORATION PAGE 26 Single-family rental revenue increased approximately 20% from 6m 2024 to 6m 2026, driven by increasing units and rents. Asset values have also increased over the same period, with fair market value growing faster than net book assets, underscoring ongoing appreciation and long-term value creation. SINGLE-FAMILY RENTALS $234 $242 $281 $- $50 $100 $150 $200 $250 $300 6mo 2024 6mo 2025 6mo 2026 6mo Rent Revenue Rent $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026 Appreciating Assets (000s) Net Book Assets FMV

4 14 31 60 4 10 17 29 2 Phase 1 Phase 2A Phase 2B Phase 2C Phase 2D Added in Phase Prior Phases 14 Homes $420K Rent/Yr $5.3M Assets $7.4M FMV 31 Homes $930K Rent/Yr $11.3M Assets $16.3M FMV 4 Homes $120K Rent/Yr $1.4M Assets $2.1M FMV 62 Homes $1.9M Rent/Yr $22M Assets SFR Portfolio $32.6M FMV Sky Ranch Phase 1 & 2 PURE CYCLE CORPORATION PAGE 27 60 Homes $1.8M Rent/Yr $21M Assets $31.5M FMV

Capital Allocation & Shareholder Value

STRONG BALANCE SHEET


WATER


LAND


HOMES


LIQUIDITY

$74.2M Total Assets

- $9.0M in Wastewater Systems
- $32.5M Water Rights Portfolio
- $29.8M in Water Systems
- $2.9M in other assets

Water rights portfolio supports up to 60,000 connections, providing significant capacity for growth beyond the 1,700 currently served.

% Total Asset : 44%
% Developed : 4%

$10.4M Total Assets

- $4.9M of Land for Development
- $5.5M developed land for sale

930-acre Sky Ranch community east of Denver, planned for up to 3,200 homes and 2M sq. ft. of commercial space, located 15 mi from downtown and 4 mi south of DIA.

% Total Asset : 6%
% Developed : 20%

$11.3M Total Assets

- $14M in Fair Market Value (19 units)
- Pure Cycle develops and retains single-family rentals at Sky Ranch, recovering all lot and tap costs while generating positive cash flow and strong asset appreciation.

% Total Asset : 5%

$67.9M Cash & Receivables

- $11.6M in Cash and Restricted
- $56.3M Receivable CAB/ Rangeview
- Strong balance sheet with liquidity to support operations, significant cash and receivables from the Sky Ranch CAB and Rangeview.

% Total Asset : 41%

PURE CYCLE CORPORATION
PAGE 29

Recurring Revenue Strength Utilities Revenue Stability: Recurring water and wastewater revenue offer consistent contribution across cycles Rental Income from 19 Homes: Fully leased homes generating monthly cash flows; 5 units came online in Q2 and an additional 39 units to expand income in FY26 Diversified Earnings Mix: Blending utility income with residential rent yields lowers overall earnings volatility and cash flows SFR Synergy with Land Development: Rental strategy monetizes lots internally, capturing additional value from Sky Ranch development PURE CYCLE CORPORATION PAGE 30

$1,218 $1,733 $2,058 $1,956 $165 $481 $496 $747 $1,383 $2,214 $2,554 $2,703 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 Annual Recurring Revenue (000s) Recurring Water Revenue SFR Revenue $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 2019 2020 2021 2022 2023 2024 2025 2026 Asset Growth (000s) Assets Shareholder Value Pure Cycle has shown consistent growth in both recurring revenue (with contributions from water services and an increasing SFR component) and total assets over recent years, suggesting a strong financial position for continued expansion and growing returns on investments. Forecast Forecast PURE CYCLE CORPORATION PAGE 31

PURE CYCLE CORPORATION PAGE 32 $5,638 $8,934 $8,276 $9,774 $7,565 $17,599 $15,257 $16,682 $1,383 $2,214 $2,554 $2,703 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2023 2024 2025 2026 Recurring Revenue Water Taps/O&G/Land Development Revenue Fiscal Year Water Taps & O&G Land Development Recurring Revenue $.20 $0.48 RoE 4.16% 9.82% $0.54 10.11% $0.51 8.55% EPS Total Revenue $14,586 $28,747 $26,087 $29,159 PROJECTED PROFITABILITY TRENDS RoE calculated using beginning SE equity and NI

PURE CYCLE CORPORATION PAGE 33 FY26 Gross Revenue: $26–30M Range: Scenario modeling based on timing of Phase 2D/2E milestone completions and builder uptake. FY26 EPS Sensitivity: $0.43–$0.52: EPS estimates vary with lot closings pace and rental unit lease-up timing. Upside in Timing Acceleration: If delivery milestones pull into early FY26, Industrial water sales beat vs baseline estimates. Valuation Sensitivity Scenarios

Stock Repurchase Program Update The Company continues to invest in itself through its approved stock repurchase program. We believe our shares remain considerably undervalued – maybe more than ever given our momentum and we will continue to be in the market repurchasing shares opportunistically. We continue to demonstrate the value of our assets and execution in our core businesses, both creating outstanding shareholder value. Fiscal Period Total Number of Shares Purchased Average Price Paid per Share Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs Q1 2024 20,000 9.92 180,000 Q2 2024 10,000 9.94 170,000 Q3 2024 15,000 9.48 155,000 Q4 2024 14,926 9.34 140,074 Q1 2025 10,000 10.73 130,074 Q2 2025 16,000 12.31 114,074 Q3 2025 2,000 10.19 112,074 Q4 2025 7,500 9.87 104,574 YTD 2026 11,100 10.80 93,474 Total 106,526 10.29 93,474 PURE CYCLE CORPORATION PAGE 34

Short -Term (3 –5 Years) • Water Utilities: Customer base expected to grow to ~2,500 accounts with consistent tap sales across remaining Sky Ranch phases. Base utility fees and service charges continue to provide predictable, recurring revenue, with annual tap fee increases of ~3%. • Land Development: Ongoing lot deliveries and steady absorption at Sky Ranch drive near -term growth. Lot margins are expected to remain healthy as costs stabilize, with commercial parcels set through completion of Interchange to monetize providing additional upside. • Single -Family Rentals: Realignment of our rental strategy around measured portfolio growth with an emphasis on operational efficiency. We will grow to approximately 60 homes through Phase 2 and will evaluate unit economics and scalability before committing to further expansion .. PURE CYCLE CORPORATION PAGE 35

SKY RANCH UPDATE

Earnings Presentation Q&A PURE CYCLE CORPORATION www.purecyclewater.com